RBC Capital Markets Financial Institutions Conference 2020 Greg D. Carmichael Chairman, President & Chief Executive Officer March 11, 2020 Exhibit 99.1

Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management systems; (14) losses related to fraud, theft or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) replacement of LIBOR; (24) weakness in the national or local economies; (25) global political and economic uncertainty or negative actions; (26) changes in interest rates; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings by governmental authorities; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) changing retail distribution strategies, customer preferences and behavior; (34) risks relating to Fifth Third’s ability to realize the anticipated benefits of the merger with MB Financial, Inc.; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies; and (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Well positioned for the current economic environment Credit risk management Interest rate, capital and liquidity risk management Well positioned given previous balance sheet optimization (which included $5BN of C&I and ~$2BN commercial leasing exits) CRE as a percentage of total capital <80% lowest among peers, with lowest concentration of high volatility CRE Limited leveraged lending exposures (down ~50% since 2015) Limited exposures to sectors exposed to current economic environment (airlines, hotels, restaurants, etc.) $11BN in cash flow hedges at attractive levels to mitigate impact of lower rates Securities portfolio that remains very well positioned relative to peers Peer-leading NIM performance year-over-year Loan-to-core deposit ratio of 90% lowest in 15+ years Strong CET1 of 9.75% Fee growth and expense management Diversified fee revenues source of relative stability given market conditions Mortgage banking and financial risk management positioned to perform well in the current environment Highly focused on disciplined and prudent expense management

Early cycle hedge & investment portfolio management to provide long term NIM protection

Cash flow hedges ($s in billions)

$3BN floors @ 2.25% 1 month LIBOR strike

$8BN swaps @ ~3.02% receive fixed rate



$11
$3
$8
1Q20
$11
$3
$8
4Q22
$10
$3
$7
1Q23
$10
$3
$7
2Q23
$10
$3
$7
3Q23
$6
$3
$3
4Q23
$6
$3
$3
1Q24
$5
$3
$2
2Q24
$4
$3
$1
3Q24
$1
4Q24
Swaps
Floors

1Q20 NII benefit: ~$33MM

Assuming no change to 1ML beyond 3/9/20

Annual NII benefit beyond 1Q20 through 2022

- **1ML @ 0.75%: ~$225MM**
- **1ML @ 0.50%: ~$250MM**
- **1ML @ 0.25%: ~$280MM**

Differentiated securities portfolio to provide stability in lower interest rate environments

Last 12 months cash flows as a % of total securities portfolio[1]



29%
22%
18%
17%
16%
16%
15%
14%
14%
13%
7%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10



12/31/19 Duration:
3.6
5.1
Other
Non-agency RMBS
Non-agency CMBS
ABS
Muni
US Treasury
Agency CMO
Agency CMBS
Agency RMBS
9%
25%
10%
48%
9%
6%
30%
44%
10%
Peer average portfolio mix[1]

- Less reinvestment risk and longer duration portfolio will continue to provide NII support vs. peers
- Expect peer-leading securities yield over the past 6 years[1] to continue for foreseeable future despite persistently lower market rates
- Do not expect meaningful premium amortization for foreseeable future

[1]Data from S&P Global Market Intelligence and 12/31/19 10-K filings, securities portfolio cash flows calculated as full year proceeds from maturities, redemptions, paydowns, and calls of AFS and HTM securities divided by December 31, 2018 securities balances; peers include: KEY, HBAN, CFG, CMA, FHN, RF, ZION, PNC, MTB, & TFC; peer securities portfolio mix and duration information based on what is disclosed in 10-K or FRY9C filings.

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Strong relative NIM performance Peer leading YoY NIM performance, consistent with prior guidance and disclosures Actual change in adjusted NIM1 4Q18-4Q19 (bps) Expect to continue proactively repricing deposits ~90% of total CDs mature over next year 1Q20: $3.3BN @1.98% 2Q20: $2.6BN @1.88% 3Q20: $1.3BN @1.84% 4Q20: $0.7BN @1.84% $118.5 $120.4 $121.8 Implied 4Q19 NIM change calculated from 4Q18 down 75 bps NII at Risk Disclosure2 (8) Actual 4Q19 NIM Better (Worse) vs. Implied +1ü (16) (34)û (8) (5) (7) (4) (7) (7) (8) (8)û (11)û (11)û (15)û (14)û (19)û (20)û (14) YoY NIM performance better than all peers One of only two peers to perform better than 4Q19 implied NIM given the three Fed rate cuts throughout 2019 Peers missed their originally modeled down-rate performance by an average of 14 bps Expect to continue strong growth trends in transaction deposits while substantially lowering deposit costs Lowered consumer deposit rate offerings 50 basis points in response to recent Fed actions 12% of deposits are indexed Expect to benefit from top 3 - 5 market share in most markets given favorable deposit pricing power +2ü (-100, gradual) (-50, gradual) (-100, gradual) (-200, gradual) (-100, gradual) Disclosed methodology (-100, gradual) (-100, shock) (-100, gradual) (-100, gradual) (-200, gradual) 1FITB adjusted NIM as disclosed on page 3 of the 4Q19 earnings release; peer adjusted NIM based on 4Q19 disclosures; peers include: KEY, HBAN, CFG, CMA, RF, ZION, FHN, PNC, & MTB. 2Implied 4Q19 NIM change calculated using peer 4Q18 10-K disclosures and normalized to 75 basis points gradual decline scenario (50% impact assumed for peers who only disclose shock analysis).

Diversified commercial loan portfolios

C&I Manufacturing

Exposures by subsector



2%
2%
11%
18%
2%
3%
3%
13%
4%
4%
9%
4%
8%
8%
9%
Metal
Chemical
Transportation equipment
Computer & Electronic
Food
Machinery
Plastics & rubber
Paper
Electrical equipment
Beverage & tobacco
Nonmetallic mineral
Apparel
Furniture & related
Petroleum & coal
Other

$12BN in balances

- C&I manufacturing portfolio diversified across many subsectors
- Continue to actively monitor clients' supply chain dependencies, including the potential for parts and labor scarcity in light of coronavirus
- Clients have made supply chain adjustments over the past year to mitigate reliance on Chinese imports

Leveraged Lending

Exposures by industry



10%
20%
6%
8%
8%
17%
9%
10%
12%
Manufacturing
Gaming, lodging & leisure
Professional services
Commodities, food & beverage
Wholesale
Restaurants / Retail
Healthcare
Media & data services
Other

<$4BN in balances, down ~50% from 2015

- Consistent and centralized underwriting
- Focus on disciplined client selection

Highly monitored leveraged lending definition:

- Commitments > $5M
- > 3x Senior debt; 4x total debt (with limited industry variations)

Commercial Real Estate

CRE as a % of Total Capital[1]



263%
263%
202%
151%
121%
101%
94%
92%
86%
82%
78%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10

CRE portfolio diversification



2%
1%
18%
14%
13%
11%
9%
7%
7%
16%
2%
1%
Apartment
Office
Retail
Industrial
Home Builder
Hospitality
Non-CRE Collateral
Mini Storage
Dormitories
Unsecured
Vertical-Residential
Other

$16BN in balances

- By far lowest exposure to HVCRE among peers[1]
- Portfolio managed in a centralized unit focused on large, national developers with sustainable business models
- Immaterial exposure to raw land or developed land (<1%)

Shared National Credit Portfolio

SNC by industry sector



10%
20%
5%
6%
6%
17%
8%
12%
16%
Business services
Financial services
Retail
Manufacturing
Energy
Rental & leasing
Commodities
Real estate
Other

$29.6BN in balances

- ~50% of SNC balances represent investor grade equivalent borrowers
- >75% of SNC exposures have relationships beyond credit (deposits, TM, etc.)
- Independently underwrite each transaction

[1]Data from S&P Global Market Intelligence; Peers include: KEY, HBAN, CFG, CMA, FHN, RF, ZION, PNC, MTB, & TFC

© Fifth Third Bancorp | All Rights Reserved

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Limited exposures to stressed sectors and proactive balance sheet management

Areas of Recent Market Focus

See appendix for more information

Oil & Gas	• ~$3BN in balances (~2.7% of loans), mostly in oil • >80% in reserve-based lending (RBL); <7% in OFS • ~RBL clients are well-hedged against lower commodity prices
Hotels & Resorts	• ~$1.9BN in balances (~1.7% of loans) which includes casino hotels
Amusement, Casinos & Gambling	• ~$1.8BN in balances (~1.6% of loans), predominantly non-hotel casinos & gambling
Restaurants	• ~$1.7BN in balances (~1.5%), diversified across large limited-service and full-service restaurants
Aviation	• ~$450MM in balances (~0.4% of loans), to air transportation, airplane manufacturing, and other air related
Cruise lines	• ~$190MM in balances (~0.2% of loans)
Movie Theaters	• ~$70MM in balances (~0.06% of loans)

Proactive actions taken

- **2013:** Exited certain CRE segments
- **2015:** Sold residential mortgage TDR portfolio
- **2015:** Repositioned international segment
- **2016:** Exited commodity trader lending
- **2016:** Exited mezzanine lending
- **2017:** Exited $5BN in commercial loans given through-the-cycle risk/return requirements
- **2018:** Halted national indirect commercial lease originations (~$2BN)

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Diversified and growing fee revenues

2017 *Full year* | **2019** *Full year*



Deposit fees
Wealth & Asset management
Corporate banking
Card and processing
Mortgage banking
Other
18%
9% Cons. deposits
15% Commercial deposits
18%
5%
6%
5%
14%
10%
Financial Risk Management
Investment Banking
Other Corporate Banking (incl. lease related)
16%
7% Cons. deposits
14% Commercial deposits
18%
5%
6%
10%
13%
11%
Financial Risk Management
Investment Banking
Other Corporate Banking (incl. lease related)

Adjusted fees[1] as a % of total revenue[1]

2017	2019
37%	36%

Core fees as a % of total revenue has been **above** peer[2] median for the past 3 years

Adjusted fees[1]



9% CAGR

- Diversified growing fee revenues, with continued upside from cyclical businesses like mortgage
- Expect Financial Risk Management to perform very well given the market uncertainty
- Assessing other opportunities to further improve fee diversification
- Full year 2020 fee revenue mix expected to be ~38%, long-term target of 40% +/-

[1]Full year adjusted fee income and full year adjusted total revenue as disclosed in the 4Q19 & 4Q17 earnings presentations; [2]Peers include: KEY, HBAN, CFG, CMA, FHN, RF, ZION, PNC, MTB, & TFC

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Remain well-positioned to outperform through the full economic cycle Resilient Balance Sheet Proactive Management Diversified Revenue Mix 1 2 3

Appendix

Strong liquidity profile as of 4Q19

Unsecured debt maturities

$ millions – excl. Retail Brokered & Institutional CDs



$2,150
$3,150
$1,500
$2,250
$4,137
2020
2021
2022
2023
2024
2025 on
Fifth Third Bancorp
Fifth Third Bank
Fifth Third Financial Corp

Heavily core funded

As of 12/31/2019



Demand 21%
Interest checking 24%
Savings/ MMDA 24%
Consumer time 3%
Foreign Office <1%
Non-core deposits 2%
Short term borrowings 1%
Other liabilities 3%
Equity 13%
Long-term debt 9%

Holding company:

- Holding Company cash as of December 31, 2019: $4.1B
- Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~26 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions
- The Holding Company issued $750MM of five-year senior notes in 4Q19

Bank entity:

- The Bank did not issue any long-term debt in 4Q19
- Available and contingent borrowing capacity (4Q19):
  - FHLB ~$12.1B available, ~$12.2B total
  - Federal Reserve ~$36.2B

1Q20 Update

- The Bank issued $1.25B of senior fixed-rate notes ($650MM of 3 years at 1.80% and $600MM of 7 years at 2.25%)

Upcoming debt maturities through 2022

Entity	Amount ($MM)	Rate[1]	Maturity Date
Bancorp	1,100	2.875%	7/27/2020
Bank	750	3ML + 0.238%	10/30/2020
Bank	300	3ML + 0.25%	10/30/2020
Bancorp	250	3ML + 0.47%	6/4/2021
Bank	1,250	2.25%	6/14/2021
Bank	300	3ML + 0.44%	7/26/2021
Bank	500	1ML + 0.533%	7/26/2021
Bank	850	2.875%	10/1/2021
Bank	300	3ML + 0.64%	2/1/2022
Bancorp	500	3.50%	3/15/2022
Bancorp	700	2.60%	6/15/2022

[1]Rates shown reflect the floating rate for debt issued as fixed-rate and immediately swapped to floating via fair value hedges, where applicable.

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Balance sheet positioning as of 4Q19

Commercial loans[1,2,3]

$18.8B fixed | $51.3B variable [1,2,3]

- 1ML based: 60%[6]
- 3ML based: 6%[6]
- Prime based: 6%[6]
- Other based: ~1%[6,9]
- Weighted avg. life: 1.4 years



73%
15%
7%
5%

C&I	25% Fix | 75% Variable
Coml. mortgage	23% Fix | 77% Variable
Coml. construction	0% Fix | 100% Variable
Coml. lease	100% Fix | 0% Variable

Consumer loans[1]

$30.5B fixed | $10.4B variable [1]

- 1ML based: 1%[7]
- 12ML based: 2%[7]
- Prime based: 19%[7]
- Weighted avg. life: 3.0 years



44%
28%
15%
6%
7%

Resi mtg.& construction	88% Fix | 12% Variable
Auto/Indirect	100% Fix | 0% Variable
Home equity	10% Fix | 90% Variable
Credit card	23% Fix | 77% Variable
Other	67% Fix | 33% Variable

Investment portfolio

- 64% allocation to bullet/ locked-out cash flow securities
- Yield: 3.27%
- Effective duration of 5.1[5]
- Net unrealized pre-tax gain: $1.1B
- 99% AFS



31%
51%
18%

Level 1	100% Fix | 0% Variable
Level 2A	100% Fix | 0% Variable
Non-HQLA/ Other	76% Fix | 24% Variable

Long-term debt[4]

$11.0B fix | $4.0B variable [4]

- 1ML based: 9%[8]
- 3ML based: 18%[8]
- Weighted avg. life: 4.13 years



70%
20%
8%
2%

Senior debt	70% Fix | 30% Variable
Sub debt	76% Fix | 24% Variable
Auto securiz. proceeds	96% Fix | 4% Variable
Other	82% Fix | 18% Variable

- **Information above incorporates ~$13BN in receive fixed swaps and rate floors effective as of 12/31/19**
- **In addition, $1BN in 5 year swaps with a 3.20% receive fixed rate against 1 month LIBOR is not reflected in information above (effective on 1/2/20)**

Data as of 12/31/19; [1]Includes HFS Loans & Leases; [2]Fifth Third had $7.0B of variable loans classified as fixed given the 1ML receive-fix swaps outstanding against C&I loans; [3]Excludes forward starting swaps; [4]Fifth Third had $1.45B 3ML receive-fix swaps and $1.25B 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating, long-term debt with swaps outstanding reflected at fair value; [5]Effective duration of the taxable available for sale portfolio; [6]As a percent of total commercial; [7]As a percent of total consumer; [8]As a percent of total long-term debt; [9]Includes 12ML, 6ML, and Fed Funds based loans

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Interest rate risk management as of 4Q19 Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with deposit beta changes Estimated NII sensitivity with demand deposit balance changes 1 Effective duration of the taxable available for sale portfolio; 2Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve, Note: data as of 12/31/19; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. As of December 31, 2019, 56% of loans were variable rate net of existing swaps (73% of commercial; 25% of consumer) Investment portfolio effective duration of 5.11 Short-term borrowings represent approximately 6% of total wholesale funding, or 1% of total funding Approximately $12 billion in non-core funding matures beyond one year Interest rate sensitivity tables leverage the following deposit assumptions: Beta on all interest-bearing deposit and sweep balances: 71% up and 41% down2 No modeled re-pricing lag on deposits Utilizes forecasted balance sheet with $750MM DDA runoff and growth (per 100 bps rate movement) assumed in up rate and down rate scenarios, respectively Weighted interest-bearing deposit floor of 9 bps

Oil & gas portfolio well-positioned to withstand lower energy prices

Balance Mix

As of 4Q19



7%
7%
3%
82%
Reserve Based Lending (RBL)
Oil & Gas Production
Midstream
Refining
Oilfield Services (OFS)

Meaningful differences from last cycle

	2015		2019
Fifth Third RBL client cash flow leverage	4.7x	▶	2.2x
Fifth Third RBL balance %	44%	▶	82%
Fifth Third OFS balance %	18%	▶	7%

- Portfolio is less levered and more hedged than before the last downturn
- We are deliberately underweight in OFS which we believe will exhibit higher losses in a down cycle

- Total size: ~$3BN in balances (~2.7% of loans)
- 4Q19 criticized asset ratio of 6.7%; expect asset quality metrics to be negatively impacted as we take proactive risk management actions
- Expect low LGD thesis to prevail, underpinned by solid risk adjusted asset coverage
- Reputation as strong through-the-cycle lender with solid performance during last energy downturn

- RBL clients are well-hedged against lower commodity prices; By year-end:
  - 2020: ~80% of clients hedged 50% or more
  - 2021: ~30% of clients hedged 50% or more

Hedge information based on proved developed producing (PDP) reserves

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